AMENDMENT NO. 2 MULTI DRAW CREDIT AGREEMENT THIS AMENDMENT AGREEMENT, dated for reference March 29, 2021, is made BETWEEN: SKYE BIOSCIENCE, INC., a corporation incorporated under the laws of Nevada (the “Company”) AND: EMERALD HEALTH SCIENCES INC., a corporation incorporated under the laws of British Columbia (the “Lender”) WHEREAS: A. The Lender and the Company entered into a Multi Draw Credit Agreement dated April 1, 2020 (the “Agreement”); and B. The Lender and the Company mutually wish to amend the Agreement. NOW THEREFORE, in consideration of the mutual premises and the respective covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the Lender and the Company agree as follows: 1. DEFINITIONS Except as otherwise specified herein, all capitalized terms defined in the Agreement shall have the same meaning when used in this Amendment Agreement. 2. AMENDMENTS TO THE AGREEMENT The Agreement is hereby amended as follows: (a) In Section 1 the definition of “Interest Payment Date” is deleted in its entirety and is of no further force and effect. (b) Section 4.2 of the Agreement is deleted in its entirety, is of no further force and effect and is replaced by: “Interest Payment. The Company shall pay outstanding Interest to the Lender pro rata concurrently with any repayment of principal.”; and (c) Section 12.1 of the Agreement is deleted in its entirety, is of no further force and effect and is replaced by: “Failure to Pay. The Company fails to (a) pay (i) any principal or interest of the Loan when due, or (ii) any other amount when due; or (b) issue any Common Shares when issuable hereunder; and, such failure under (a) or (b) continues for thirty Business Days.” 3. FULL FORCE Save and except as amended herein, the Agreement remains in full force and effect in accordance with its original terms and conditions. DocuSign Envelope ID: 0A4C9975-4048-454D-8481-DFFAB18D5D76

4. GOVERNING LAW This Amendment Agreement shall be governed by the same laws as, and construed in the same manner as, the Agreement. 5. COUNTERPARTS This Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered (by email, facsimile or otherwise) will be deemed to be an original and all of which together will constitute one and the same document. IN WITNESS WHEREOF this Amendment Agreement has been executed by the Company and the Lender as of the date first above written. EMERALD HEALTH SCIENCES INC. By: Authorized Signatory SKYE BIOSCIENCE, INC. By: Authorized Signatory DocuSign Envelope ID: 0A4C9975-4048-454D-8481-DFFAB18D5D76